UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report	March 21, 2007
Date of Earliest Event Reported	March 19, 2007

NEIMAN MARCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-133184-12	20-3509435
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1618 Main Street
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(214) 741-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 4.01.   CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

The Audit Committee of Neiman Marcus, Inc. (the “Company”) approved a change in its independent registered public accounting firm to audit its financial statements.  The Company dismissed Deloitte & Touche LLP on March 19, 2007 and appointed Ernst & Young LLP to serve as its independent registered public accounting firm effective March 19, 2007.

The reports of Deloitte & Touche LLP on the Company’s financial statements for the fiscal year ended July 29, 2006 and on the financial statements of The Neiman Marcus Group, Inc. (“NMG”), the Company’s wholly-owned subsidiary and predecessor, for the fiscal year ended July 30, 2005, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements (as such term is described in Item 304(a)(1)(iv) of Regulation S-K) with Deloitte & Touche LLP at any time during the Company and NMG’s most recent two fiscal years and through March 19, 2007 regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to such disagreements in its reports.  There were no other reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S-K and its related instructions) during the Company and NMG’s most recent two fiscal years and through March 19, 2007.

During each of the two most recent fiscal years and through March 19, 2007, neither the Company, NMG nor anyone on the Company or NMG’s behalf consulted with Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or with respect to the type of audit opinion that might be rendered on the Company or NMG’s financial statements, or with respect to any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K), or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Deloitte & Touche LLP has reviewed the disclosures contained in this Form 8-K report. Deloitte & Touche LLP has furnished the Company with a letter addressed to the Securities and Exchange Commission, a copy of which is attached as Exhibit 16.1, in accordance with Item 304(a)(3) of Regulation S-K, indicating that it agrees with the above disclosure or providing any new information, clarifying the Company’s disclosures herein, or stating any reason why Deloitte & Touche LLP does not agree with any statements made by the Company in this report.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

16.1         Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEIMAN MARCUS, INC.

Date: March 21, 2007	By:	/s/ T. Dale Stapleton
T. Dale Stapleton
Vice President and Controller